BLACKROCK FUNDS II

BlackRock Managed Income Fund

(the “Fund”)

Supplement dated October 3, 2017 to

the Statement of Additional Information (“SAI”) dated April 28, 2017, as supplemented to date

Effective January 1, 2018, Jeffrey Cucunato will no longer serve as a portfolio manager of the Fund. Effective January 1, 2018, the SAI is amended by deleting all references to and all information regarding Mr. Cucunato.

Shareholders should retain this Supplement for future reference.

SAI-MIF-1017SUP